EXHIBIT 99.2

                            HARVEY ELECTRONICS, INC.
      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                                       TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Harvey Electronics, Inc. (the "Company") on Form 10-K for the period ending October 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph J. Calabrese, Executive Vice President & Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:




(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of October 26, 2002 and results of operations of the Company for the year ended October 26, 2002.





                                             /s/ Joseph J. Calabrese
                                             -----------------------
                                             Joseph J. Calabrese
                                             Executive Vice President &
                                             Chief Financial Officer
                                             January 24, 2003